UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   February 28, 2005
                                                     -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     001-31584                23-3057155
   ------------------------     ------------------------   -------------------
(State or other jurisdiction of (Commission File Number)     (IRS Employer
        incorporation)                                     Identification No.)

          4 Hillman Drive, Suite 130
           Chadds Ford, Pennsylvania                           19317
 ----------------------------------------------        ---------------------
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:      (610) 459-2405


                                One Logan Square
                           130 N. 18th St., Suite 2615
                        Philadelphia, Pennsylvania 19103
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

         On February 28, 2005, I-trax, Inc. issued a press release disclosing its financial results for the three months and year ended December 31, 2004. The press release is attached to this current report as Exhibit 99.1.


Item 9.01     Exhibits.

99.1          Press release, issued February 28, 2005.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          I-TRAX, INC.




Date:  March 3, 2005                      By:      /s/ David R. Bock
                                                   -----------------------------
                                          Name:    David R. Bock
                                          Title:   Senior Vice President and
                                                   Chief Financial Officer